UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2010

THQ INC.

(Exact name of registrant as specified in charter)

Delaware	0-18813	13-3541686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

29903 Agoura Road
Agoura Hills,
California	91301
(Address of principal executive offices)	(Zip Code)

(818) 871-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On September 10, 2010, the Second Amendment to Confidential License Agreement for Nintendo DS (Western Hemisphere) (“Amendment”) was fully executed by and between THQ Inc. (“THQ” or the “Registrant”) and Nintendo of America Inc. (“Nintendo”).  The Amendment is effective as of October 31, 2010 and extends the term of the Confidential License Agreement for Nintendo DS (Western Hemisphere) to October 31, 2013.  All other terms of the Confidential License Agreement remain in full force and effect.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

	Exhibit Number	Description

	10.1	Second Amendment to Confidential License Agreement for Nintendo DS (Western Hemisphere) effective as of October 31, 2010 between Nintendo of America Inc. and THQ Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

THQ INC.

	By:	/s/ Edward L. Kaufman
Date: September 14, 2010		Edward L. Kaufman,
Executive Vice President, Business and Legal Affairs and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Second Amendment to Confidential License Agreement for Nintendo DS (Western Hemisphere) effective as of October 31, 2010 between Nintendo of America Inc. and THQ Inc.